UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO BOND FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Adjournment of the Special Meeting of Shareholders of the Invesco Bond Fund

October 19, 2021 at 2:00 p.m. Central Daylight Time

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund’s shareholders, employees, and community, the Meeting this year will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders will need to follow the instructions found on the proxy card and in the proxy statement. The Meeting will begin promptly at 2:00 p.m. Central Daylight Time. The Fund encourages you to access the Meeting prior to the start time leaving ample time for the check in. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Fund will be able to participate in the Meeting.

The proxy statement was mailed on or about June 28, 2021 to shareholders of record as of the close of business on May 10, 2021 for the Fund listed below. The purpose of the proxy statement is to approve the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions, as reflected in Invesco Bond Fund’s registration statement. The proxy statement contains information about the proposal for the Fund for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), and your Fund’s annual report by clicking on the Fund name listed below.

Invesco Bond Fund (VBF)

The Special Meeting of Shareholders was held on August 6, 2021, subsequently adjourned to September 14, 2021, and has been further adjourned until October 19, 2021, at 2:00 p.m. Central Time in order to solicit additional votes for Invesco Bond Fund. The reconvened meeting will be held online via live webcast. Because the Special Meeting has been adjourned until October 19, 2021 with respect to Invesco Bond Fund, you still have time to vote your Fund’s shares.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may cast your vote online by logging onto the website listed on your proxy card.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

		By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	Virtually	Please notify Invesco at (800) 952-3502 if you plan to participate in the virtual shareholder meeting.

If you have any questions...

If you have questions about your Invesco Bond Fund proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (877) 520-8548, any business day between 7:30 a.m. and 4:30 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Trust Company, N.A., may contact you to remind you to exercise your right to vote.

Proxy Information by Fund

Adjournment of a Special Meeting of Shareholders of Invesco Bond Fund which will be held on October 19, 2021 at 2:00 p.m. Central Time Online Via Live Webcast

Invesco Bond Fund

1.	Please read the joint proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the joint proxy statement. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

QUESTIONS & ANSWERS FOR:

INVESCO BOND FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To approve the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions, as reflected in Invesco Bond Fund’s registration statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the proposal to remove the fundamental restriction as described above. The Fund’s portfolio managers believe that the proposed change will allow the Fund to better implement its investment strategies and remain compliant with the limits of the applicable securities laws and regulations.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the October 19, 2021 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on October 19, 2021 at 2:00 p.m. Central Daylight Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Adjournment of a Special Meeting of Shareholders for Invesco Bond Fund taking place on October 19, 2021, Press 1.

If you plan to attend the Adjournment of a Special Meeting of Shareholders for Invesco Bond Fund, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 2326]

Option 2

Thank you for planning to attend the upcoming Adjournment of a Special Shareholder Meeting for Invesco Bond Fund, which is currently scheduled for 2:00 p.m. Central Time on October 19, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating the virtual meeting.

Invesco Bond Fund

IMPORTANT SHAREHOLDER MEETING NOTICE:

SECOND ADJOURNMENT

Dear Shareholder:

We recently sent you a Joint Annual Proxy Statement concerning important proposals affecting the Invesco Bond Fund. The Joint Annual Meeting of Shareholders of the Fund has adjourned to allow shareholders more time to vote on the proposals. The Joint Annual Meeting will reconvene on October 19, 2021, at 2:00 p.m. Central Time via virtual meeting. This letter was sent because you held shares in the fund on the record date and we have not received your vote.

The Board recommends that the shareholders of the Invesco Bond Fund vote for the removal of the fundamental restriction prohibiting investments in options that are not options on debt securities or in closing purchase transactions, as reflected in Invesco Bond Fund’s registration statement.

YOUR VOTE IS VERY IMPORTANT

VOTING NOW ELIMINATES ADDITIONAL MAILINGS AND PHONE CALLS TO YOU!

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

The Joint Proxy Statement we sent you contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-877-520-8548.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.